Land Use Rights	12 Months Ended
Dec. 31, 2019
Land Use Rights [Abstract]
LAND USE RIGHTS

NOTE 8 – LAND USE RIGHTS

Land use rights consisted of the following:

	As of
	December 31, 2019	December 31, 2018
Land use rights, cost	$4,410,224	$4,356,216
Less: Accumulated amortization	(547,677)	(467,460)
Land use rights, net	$3,862,547	$3,888,756

As of December 31, 2019, there was land use rights with net book value of $3.86 million, which approximately were used as collateral for the Company's short-term bank loans. As of December 31, 2018, there was land use rights with net book value of $3.89 million, out of which approximately $3.74 million were used as collateral for the Company's short-term bank loans.

Estimated future amortization expense is as follows as of December 31, 2019:

Years ending December 31,	Amortization expense
2020	$89,251
2021	89,251
2022	89,251
2023	89,251
2024	89,251
Thereafter	3,416,292
Total	$3,862,547